THE ALKALINE WATER CO™

ALKALINE88®

8.8pH Alkaline88
ALKALINE WATER
8.8pH
ALKALINE WATER
Alkaline88
ALKALINE88 WATER
ALKALINE88 WATER
ALKALINE88 WATER

March 2016

www.alkaline88.com

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Alkaline88 is a publicly traded company. The information contained in this presentation is confidential and is not intended to be used to trade in our securities. We appreciate your support and if you have any questions regarding our company and its operations, please refer to the SEC website, www.sec.gov.

Notice Regarding Forward-Looking Statements and Health Claims

This presentation contains "forward-looking statements." Statements in this presentation that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, The Alkaline Water Company Inc.’s (the “Company”) statements regarding the Company’s intention to provide the highest quality alkaline drinking water to the largest consumer audience possible; the Company’s estimated sales revenue of $7 million for fiscal year 2016, experiencing 89% year over year growth; the Company’s estimated sales revenue of $18 million for the fiscal 2017; the Company’s estimated total revenue of $2,000,000 for Q4 of fiscal 2015; the Company’s estimation that it will be cash flow neutral by fiscal Q1 ending June 30, 2016; the Company’s expectation to be in over 30,000 stores by the end of this fiscal year; the Company’s intention to continue with its nationwide public relations and advertising programs featuring Brande Roderick; the Company’s estimates for the income statement for the twelve months ended December 31, 2015; the Company’s estimates for the balance sheet as of December 31, 2015; the Company’s commitment to become the #1 best selling Alkaline water across the country by the end of 2016; the Company’s statement regarding the capacity to produce enough water to support up to $4,000,000 a month in sales revenue; and the Company’s projection of over 100% year over year sales increase.

The material assumptions supporting these forward-looking statements include, among others, that the demand for the Company's products will continue to significantly grow; that there will be continued expansion of direct store distributor sales; that there will be increased production capacity through implementation of new technology; that there will be an increase in number of products available for sale to retailers and consumers; that there will be an expansion in geographical areas by national retailers carrying the Company’s products; that there will be an expansion into new national and regional grocery retailers; and that the Company will be able to obtain additional capital to meet the Company's growing demand and satisfy the capital expenditure requirements needed to increase production and support sales activity. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, governmental regulations being implemented regarding the production and sale of alkaline water; additional competitors selling alkaline water bulk containers reducing the Company’s sales; the fact that the Company does not own or operate any of its production facilities and that co-packers may not renew current agreements and/or not satisfy increased production quotas; that fact that the Company has a limited number of suppliers of its unique bulk bottles; the potential for supply chain interruption due to factors beyond the Company’s control; the fact that there may be a recall of products due to unintended contamination; the inherent uncertainties associated with operating as an early stage company; changes in customer demand; the extent to which the Company is successful in gaining new long-term relationships with new retailers and retaining existing relationships with retailers; the Company’s ability to raise the additional funding that it will need to continue to pursue its business, planned capital expansion and sales activity; competition in the industry in which the Company operates and market conditions. These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States. Although the Company believes that any beliefs, plans, expectations and intentions contained in this presentation are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents we file with the SEC, available at www.sec.gov. The Company has not conducted any clinical studies regarding the health benefits of alkaline water and accordingly make no claims as to the benefits of alkaline water.

KEY STATISTICS

ALKALINE88

MARKET STATISTICS

Share Price (as of 3/17/16)	$1.29
52 Week High	$9.00
52 Week Low	$0.40
Average Daily Volume (3M)	23,013
Market Capitalization	7.43 MM
Shares Outstanding	14.7 MM
EPS (TTM)	($1.93)

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KEY STATISTICS

ALKALINE88

STOCK CHART

WTER
ALKALINE WTR CO INC
Last $1.2900
▼-0.0100 (-0.77%)
Volume 3,282
6.73
5.34
4.23
3.35
2.65
2.10
1.67
1.29
1.05
0.83
0.66
0.52
mar
apr
may
jun
jul
aug
sep
oct
nov
dec
2016
feb
mar

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MANAGEMENT

ALKALINE88

The Alkaline88 management team is lead by:

Steven Nickolas, President & CEO, has over 37 years of international and domestic management experience in the beverage and food science industries. He started his career with Anheuser Busch in Southern California in 1973, later opening the first bottled water company in the state of Hawaii in 1980.

Between 1981 and 1990, he developed bottled water companies globally including Hawaii, Micronesia, Indonesia, Philippines, Israel, Egypt and Germany as well as several companies in North America. He founded Apani Bottled Water in Phoenix, Arizona in 1990, becoming the first bottled water company licensed by the NFL, NBA, NHL and MLB. In 1998, he founded Bottled Water Images, Inc., becoming the first bottled water company licensed by all major Hollywood studios, including Sony, Universal, Disney, DreamWorks, Warner Brothers and Marvel Comics.

Mr. Nickolas has provided consulting services and has served in a variety of management positions for a number of major beverage companies including Nestle, Whitlock Packaging, P&G and Suntory.

Mr. Nickolas has degrees in Economics and Government from The Claremont Colleges and postgraduate studies at Cal-Poly Pomona.

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Ricky Wright, Vice President & CFO, is a former regional director of tax and financial planning with one of the big 4 financial accounting firms. He brings over 37 years of experience as a CFO, CPA , senior executive and entrepreneur.

Mr. Wright has extensive working knowledge of most areas of finance, with a strong emphasis on closely held companies, mergers and acquisitions, transaction planning and international operations.

Throughout his career, Mr. Wright has consulted on or taken part in over 100 mergers or acquisitions and has consulted with over 500 companies on sophisticated tax and financial planning matters.

Frank Chessman, National Sales Manager, is a graduate of the University of Southern California’s Marshall School of Business, and spent 25 years with Ralph’s Grocery, Kroger’s largest division. At Ralph’s, Frank was Vice President of Advertising & Marketing and went on to spend 14 years at Simon Marketing as Executive Vice President. He has over 10 years of beverage manufacturing experience.

MANAGEMENT

ALKALINE88

At the end of 2015, Alkaline88 welcomed Nick Gagliardi Jr. to the management team as the company's National Director of DSD.

Throughout his career, Mr. Gagliardi has gained extensive experience in the beverage industry with companies such as: Great Artisan Beverage, LLC, Monster Energy, Liquid Investments and Mesa Distributing.

Mr. Gagliardi earned his Bachelor of Arts degree in Hotel and Restaurant Administration from **Washington State University**. He also completed the Food Industry Management Program at the **University of Southern California** in Los Angeles, CA.

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MISSION STATEMENT

ALKALINE88

*See Disclaimer on page 2.

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ENHANCED ALKALINE WATER BENEFITS

ALKALINE88

Alkaline water is understood to be the healthiest water
Proper pH balance helps fight disease & boosts immune system
ALKALINE BENEFITS
Alkaline water helps to keep our cells young and hydrated
Alkaline water helps to maintain a proper body pH

Dr. Jamie Koufman, internationally renowned expert on reflux, and researcher Dr. Nikki Johnston studied how alkaline water destroyed pepsin, a stomach enzyme that when activated by acid causes painful reflux symptoms that can lead to cancer. According to the findings, natural artesian alkaline water instantaneously inactivated human pepsin in laboratory studies. Ordinary tap and bottled waters had no such effect.
(Annals of Otology, Rhinology & Laryngology, July, 2012)

*See Disclaimer on page 2.

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STRONG REVENUE GROWTH WITH LIMITED MARKETING

ALKALINE88

Sales revenue on pace to hit $7 million for fiscal year 2016. From 2015 to 2016, experiencing 89% year over year growth.

Revenue
($ in millions)
Fiscal Year Ending March 31
$0.6
$3.7
$7.0
$18.0
FYE 2014
FYE 2015
FYE 2016 Estimate*
FYE 2017 Estimate*

*See Disclaimer on page 2.

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EXCEPTIONAL YEAR OVER YEAR REVENUE GROWTH

TOTAL REVENUE
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Estimated*
Q1
Q2
Q3
Q4
2013
2014
2015

*See Disclaimer on page 2.

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BOTTLED WATER SALES PROJECTED TO OVERTAKE SODA

ALKALINE88

The rise of bottled water—and the fall of soda
U.S. per capita consumption of bottled water and soda.
53.17
gallons
40
38.62 Bottled Wate
37.81 Soda
20
16.74
0
2000
2017
Source: Beverage Marketing Corporation
WAPO.ST/WONKBLOG

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INVESTMENT ACTIVITY IN CATEGORY

ALKALINE88

CASTANEA PARTNERS → essentia hydration perfected®

The Yucaipa Companies → AQUA HYDRATE™

Mark Wahlberg

Sean Combs

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11

COMPLETE PRODUCT LINE

ALKALINE88

ALKALINE88
WATER
8.8pH+ Alkaline88
ALKALINE
WATER
8.8pH+
HIMALAYAN MINERALS
ALKALINE
WATER
Alkaline88

500 mL

700 mL

1000 mL

3 Liter

1 Gallon

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BLUE CHIP CUSTOMER BASE

ALKALINE88

Alkaline88 IS IN 35 OF THE TOP 75 GROCERY RETAILERS AND IS CARRIED IN OVER 17,000 STORES IN ALL 50 STATES. WE EXPECT TO BE IN OVER 30,000 STORES BY THE END OF THIS FISCAL YEAR.*

*See Disclaimer on page 2.

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ESTABLISHED BROKER NETWORK

ALKALINE88

Washington
Oregon
Idaho
Montana
Wyoming
Nevada
Utah
Colorado
California
Arizona
New Mexico
Hawaii
North Dakota
South Dakota
Minnesota
Wisconsin
Michigan
Nebraska
Iowa
Illinois
Indiana
Kansas
Missouri
Oklahoma
Arkansas
Texas
Louisiana
Mississippi
Alabama
Georgia
Tennessee
Kentucky
Florida
Ohio
West Virginia
Virginia
Pennsylvania
New York
Vermont
Maine
New Hampshire
Massachusetts
Rhode Island
Connecticut
New Jersey
Delaware
Maryland
North Carolina
South Carolina

- CO-SALES
- BLACKFORD FOOD BROKERAGE
- ARCHPOINT SALES
- CARLIN GROUP
- CA FORTUNE (UNFI, KEHE, NATURE'S BEST)
- BRENNAN MARKETING & SALES
- ESM FEROLIE
- RITEWAY SALES
- ESM INTEGRITY
- BEACON UNITED (KROGER)
- CALIBER SALES & MARKETING (COSTCO)
- M3 (MILITARY)
- MARATHON GLOBAL (WALMART)

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14

CASE STUDY – SOUTHERN CALIFORNIA

ALKALINE88

Crushing the Competition in Southern California

#1 ALKALINE WATER IN SOCAL

WATER-BOTTLED STILL/NON-CARBONATED WATER: Brand Analysis Chart

ALKALINE88 Total Southern California Market / LATEST 52 WEEKS ENDING Nov2115.4

	$ Vol	$ % Change	DOLLARS YA	$ Share	$ Share Change	Unit Vol	U % Change	UNITS YA	U Share	U Share Change
WATER-BOTTLED STILL/NON-CARBONATED WATER	$413,284,736	6.8	$387,147,820	100	NA	204,778,757	3.5	197,817,580	100	NA
CTL BR	$104,108,480	5.1	$99,065,609	25.2	(0.4)	50,802,703	1.9	49,874,165	24.8	(0.4)
ARROWHEAD	$57,581,409	(0.9)	$58,114,380	13.9	(1.1)	24,051,119	(7.2)	25,919,537	11.7	(1.4)
CRYSTAL GEYSER	$49,967,499	8.3	$46,133,890	12.1	0.2	35,607,826	8.9	32,708,325	17.4	0.9
DASANI	$21,473,389	3.6	$20,733,909	5.2	(0.2)	7,090,086	0.9	7,028,862	3.5	(0.1)
NESTLE PURE LIFE	$20,130,788	(2.3)	$20,611,802	4.9	(0.5)	6,452,178	(7.2)	6,952,202	3.2	(0.4)
AQUAFINA	$19,489,587	(5.3)	$20,590,287	4.7	(0.6)	7,133,703	(3.3)	7,376,331	3.5	(0.2)
GLACEAU SMART WATER	$16,268,912	11.9	$14,544,271	3.9	0.2	7,067,938	0.2	7,053,103	3.5	(0.1)
SPARKLETTS	$14,561,199	47.7	$9,856,739	3.5	1.0	8,810,045	27.5	6,907,630	4.3	0.8
FIJI	$12,009,207	12.9	$10,636,240	2.9	0.2	3,064,825	25.6	2,440,510	1.5	0.3
GLACEAU VITAMIN WATER	$11,300,896	(9.4)	$12,466,575	2.7	(0.5)	9,651,321	(14.8)	11,324,849	4.7	(1.0)
NIAGARA	$10,301,908	(9.3)	$11,357,882	2.5	(0.4)	5,385,669	(7.1)	5,794,480	2.6	(0.3)
GLACEAU VITAMIN WATER ZERO	$8,796,880	2.8	$8,554,210	2.1	(0.1)	7,133,032	(6.1)	7,593,387	3.5	(0.4)
EVIAN	$7,255,615	18.0	$6,146,674	1.8	0.2	1,668,205	24.0	1,344,945	0.8	0.1
VITA COCO	$6,979,812	26.9	$5,499,166	1.7	0.3	2,407,707	21.9	1,974,562	1.2	0.2
ZICO	$5,083,101	17.2	$4,336,751	1.2	0.1	1,491,295	1.8	1,465,432	0.7	(0.0)
HARMLESS HARVEST	$3,036,119	65.2	$1,837,475	0.7	0.3	758,117	61.9	468,214	0.4	0.1
PROPEL	$2,327,316	10.7	$2,101,616	0.6	0.0	1,284,925	33.7	961,049	0.6	0.1
ALKALINE 88	$2,216,085	572.9	$329,337	0.5	0.5	773,102	615.5	108,050	0.4	0.3
CAPRI SUN ROARIN' WATERS	$2,156,439	(9.1)	$2,373,371	0.5	(0.1)	828,043	(23.6)	1,083,662	0.4	(0.1)
C2O	$1,891,368	39.6	$1,355,023	0.5	0.1	969,465	34.6	720,018	0.5	0.1
ESSENTIA	$1,887,407	139.4	$788,322	0.5	0.3	749,648	134.8	319,231	0.4	0.2
NESTLE PURE LIFE JUNIORS	$1,860,010	33.1	$1,396,972	0.5	0.1	505,215	39.2	362,931	0.2	0.1
PARROT	$1,843,849	58.1	$1,165,950	0.4	0.1	3,496,673	82.6	1,914,840	1.7	0.7
COCO LIBRE	$1,644,703	19.3	$1,378,287	0.4	0.0	472,803	14.5	412,752	0.2	0.0
O.N.E.	$1,591,179	(27.2)	$2,186,578	0.4	(0.2)	520,213	(35.3)	804,330	0.3	(0.2)
VOSS	$1,410,322	58.7	$888,817	0.3	0.1	505,878	55.2	325,910	0.2	0.1
SOBE LIFE WATER	$1,353,306	(24.3)	$1,786,932	0.3	(0.1)	1,021,050	(29.6)	1,450,449	0.5	(0.2)
NURSERY	$1,180,861	12.9	$1,045,644	0.3	0.0	1,028,116	10.0	934,499	0.5	0.0
CORE NATURAL	$1,164,699	680.7	$149,194	0.3	0.2	727,720	598.7	104,149	0.4	0.3
AQUA HYDRATE	$1,131,015	34.2	$842,567	0.3	0.1	597,026	20.1	496,904	0.3	0.0
TASTE NIRVANA	$1,020,365	9.5	$931,991	0.2	0.0	394,820	9.5	360,648	0.2	0.0

*Source from Nielsen report

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NATIONWIDE CO-PACKERS

ALKALINE88

Washington
Montana
North Dakota
Minnesota
Oregon
Idaho
South Dakota
Wisconsin
Wyoming
Michigan
Nebraska
Iowa
Nevada
Utah
Colorado
Illinois
Indiana
Ohio
California
Kansas
Missouri
Kentucky
West Virginia
Virginia
Arizona
New Mexico
Oklahoma
Arkansas
Tennessee
North Carolina
South Carolina
Mississippi
Alabama
Georgia
Texas
Louisiana
Florida
Hawaii
New York
Pennsylvania
Vermont
Maine
New Hampshire
Massachusetts
Rhode Island
Connecticut
New Jersey
Delaware
Maryland
Creekside Springs
Salineville, OH
CA Bottling
Sacramento, CA
UNIX
Los Angeles, CA
White Water
Phoenix, AZ
BCG Manufacturing
Tyler, TX
C-Force
Navasota, TX
Nantze Springs
Arlington, GA

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PROPRIETARY TECHNOLOGY

ALKALINE88

Alkaline88 employs a state-of-the-art Electrochemically Activated Water (ECA) system to create 8.8 pH drinking water without the use of any chemicals. New enhancement to the technologies have doubled prior capacity. Alkaline88 can now produce enough water to support up to $4,000,000 a month in sales revenue.

The ECA process uses specialized electronic cells coated with a variety of rare earth minerals to produce scientifically engineered water.

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BRAND MESSAGE

ALKALINE88

IT'S ALL IN THE NAME…

- ALKALINE88 HAS THE BENEFIT OF CLEARLY IDENTIFYING ITS PRODUCT AS ALKALINE WATER.
- ALKALINE88 HAS A SIMPLE MESSAGE, EASILY UNDERSTOOD BY CONSUMERS.
- ALKALINE88 PACKAGING SETS ITSELF APART FROM ALL COMPETITORS.

8.8pH+
PURIFIED WATER ENHANCED WITH
HIMALAYAN MINERALS
& ELECTROLYTES FOR TASTE
ALKALINE
WATER
Alkaline88
1 GALLON (128 oz) 3.78LITER

ALKALINE88
WATER
8.8pH+

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BRAND AMBASSADOR

ALKALINE88

- Alkaline88 will continue with its nationwide public relations and advertising programs featuring our Brand Ambassador: Brande Roderick- mother, actress, and author
- Social media programs specific to driving business using Facebook, Twitter and Instagram

Alkaline88's
Celebrity Ambassador
Brande Roderick
Movie Star: Starsky & Hutch
TV Star: Baywatch
Reality TV Star:
Celebrity Apprentice
Print Media Star:
2001 Playboy Playmate
of the Year
STARSKY & HUTCH
THE CELEBRITY APPRENTICE
BAYWATCH

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RETAIL DISPLAYS

ALKALINE88

WATER
WATER

112
alkaline
water
balanced
hydration ALKALINE88

balanced
hydration
ALKALINE88
1 29

ALKALINE88
WATER 8.8pH

3.89
ALKALINE
WATER

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COMPANY GUIDANCE

ALKALINE88

- $7 million revenue for fiscal year ending March 31, 2016*
- Cash Flow neutral by fiscal Q1 ending June 30, 2016*
- New enhancement to the technologies have doubled prior capacity. Alkaline88 can now produce enough water to support up to $4,000,000 a month in sales revenue.
- $18 million projected revenue fiscal year ending March 31, 2017.
- Projected over 100% year over year sales increase.
- Expect to be in over 30,000 stores nationwide by fiscal year ending March 31, 2017.

*See Disclaimer on page 2.

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INCOME STATEMENT

	Fiscal Year Ended March 30		Nine Months Ended Dec 31		Twelve Months Ended Dec 31
	2014	2015	2014	2015*	2015*

Revenues	$552,699	$3,700,476	$2,452,707	$5,010,547	$6,258,316
% growth		569.5%		164.6%

Cost of goods sold	$411,851	$2,532,436	$1,643,511	$3,234,840	$4,123,765
Gross profit	$140,848	$1,168,040	$809,196	$1,775,707	$2,134,551
% margin	25.5%	31.6%	29.0%	35.5%	33.2%

Operating expenses:
Sales and marketing expenses	$464,081	$1,386,671	$1,063,749	$2,098,678	$2,421,600
General and administrative	$3,852,773	$6,520,451	$4,984,996	$2,628,152	$4,163,607
General and administrative - related party	$62,092	$0	$0	$0	$0
Depreciation expense	$42,407	$175,036	$107,801	$214,333	$308,568
Total operating expenses	$4,421,353	$8,082,158	$6,156,546	$4,941,163	$6,893,775

Operating income	($4,280,505)	($6,914,118)	($5,347,350)	$3,165,456	($4,759,224)

Other income (expense)	$50,992	($225,331)	($133,229)	($478,572)	($570,674)
Net loss	($4,229,513)	($7,139,449)	($5,480,579)	$3,644,028	($5,329,898)

Net (loss) income per share:
Basic	($2.50)	($3.00)	($2.56)	($1.29)

Weighted average shares outstanding:
Basic	$1,604,414	$2,234,096	$2,140,899	$2,831,761

Source: Company filings
*Estimated to December 31,2015. See Disclaimer on page 2.

BALANCE SHEET

	Fiscal Year Ended March 30		As of
	2014	2015	12/31/2015*
Assets

Current assets
Cash	$2,665	$90,113	$109,781
Accounts receivable, net	$166,404	$416,373	$699,208
Inventory	$7,965	$193,355	$201,319
Prepaid expenses and other current assets	$0	$17,500	$2,500
Deferred financing cost	$54,288	$0	$0
Total current assets	$281,322	$717,341	$1,012,808

Fixed assets, net	$286,986	$1,199,900	$1,005,028
Equipment deposits - related party	$0	$0	$194,997

Total assets	$568,308	$1,917,241	$2,212,833

Liabilities & Stockholders' Equity

Current liabilities
Accounts payable	$320,154	$562,499	$678,917
Accounts payable - related party	$18,403	$43,036	$0
Accrued expenses	$56,601	$160,437	$211,069
Accrued interest	$19,829	$0	$0
Revolving financing	$83,348	$242,875	$383,936
Current portion of capital leases	$0	$209,544	$234,224
Note payable, net of debt discount	$0	$0	$1,100,607
Convertible notes payable, net of debt discount	$0		$146,250
Derivative liability	$337,988	$194,940	$7,747
Total current liabilities	$836,323	$1,413,331	$2,762,750

Long-term liabilities
Capitalize leases	$0	$233,770	$133,997
Total long-term liabilities	$0	$233,770	$133,997

Total liabilities	$836,323	$1,647,101	$2,896,747

Redeemable convertible preferred stock	$83,820	$0

Stockholders' equity (deficit):
Preferred stock	$20,000	$20,000	$20,000
Common stock	$81,602	$124,496	$3,292
Additional paid in capital	$4,059,464	$11,777,994	$14,589,172
Deficit accumulated	($4,512,901)	($11,652,350)	($15,296,378)
Total stockholders' equity (deficit)	($351,835)	$270,140	($683,914)

Total liabilities and stockholders' equity (deficit)	$568,308	$1,917,241	$2,212,833

Source: Company filings
*Estimated to December 31,2015. See Disclaimer on page 2.

SUMMARY

ALKALINE88

- ✓ Seasoned management team with industry expertise
- ✓ Blue chip customer base of top-tier grocery retailers
- ✓ Strong revenue growth with limited marketing spend
- ✓ Favorable industry dynamics
- ✓ Nationwide co-packing facilities

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THE ALKALINE WATER CO™

OTC: WTER

ALKALINE88

Contact:
Steven P. Nickolas
Alkaline88
President & CEO
Cell: 602-549-2278
E-Mail: snickolas@alkaline88.com

Alkaline88 Headquarters:
7730 E. Greenway Rd. Ste #203
Scottsdale, AZ 85260
(480) 656-2423
E-Mail: Info@alkaline88.com

www.alkaline88.com

www.thealkalinewaterco.com

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27

Appendix

A NEW PRODUCT CATEGORY. A NEW PROFIT CENTER.

ALKALINE88

"Alkaline88 is committed to becoming the #1 best selling Alkaline water across the country by the end of 2016." - Steven P. Nickolas, CEO

www.alkaline88.com

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www.thealkalinewaterco.com

RETAIL DISPLAYS

ALKALINE88

ALKALINE
WATER

www.alkaline88.com

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www.thealkalinewaterco.com

RETAIL DISPLAYS

ALKALINE88

ALKALINE 88
WATER
9 8

4.29
99

99¢

www.alkaline88.com

www.thealkalinewaterco.com

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IN THE NEWS

ALKALINE88

"The Alkaline Water Co. Products Now Available at Fry's Food Stores (a division of Kroger Co.)"

"The Alkaline Water Co Announces Brande Roderick to Join Advisory Board & Spearhead Public Relations Efforts"

"Alkaline Water co. and Roundy's Supermarkets Continue Alkaline88 Midwestern Market Penetration"

"Alkaline Water Co. Grows With Winn-Dixie and BI-LO Grocery Stores as Momentum Builds Across Southeastern USA"

"Alkaline Water Co. Increases National Distribution Footprint Through KeHE Distributors"

"The Alkaline Water Co. and Jewel-Osco Stores Deliver Alkaline88 to Thirsty Chicagoland"

"Alkaline Water Co. Crosses the Border to Test Retail Sales at 7-Eleven Mexico"

"Alkaline Water Co. Joins with Hy-Vee Stores to Increase Midwestern Product Placement"

"Alkaline Water Co. Now Available at Ingles Markets as Southeastern US Market Penetration Meets National Expansion Goals"

"Alkaline Water Co. Introduces Alkaline84 at Three Top Southern California Retail Chains"

"Alkaline Water Co. Enjoys Valued Participation at National Retail Marketing Trade Show"

"Alkaline Water Co. Ships to Schnucks Markets as Part of Midwest Expansion."

"Alkaline Water Co. Announces Debut of Alkaline88 at Albertsons Supermarkets"

"Alkaline Water Co. Achieves National Distribution Availability With UNFI Network"

"Alkaline Water Co. & Hangar 24 Craft Distribution LLC, Ramp Up Single Serve Product Placement in Southern California"

"Alkaline Water Co. & Marsh Supermarkets Books Alkaline88 Through Key Midwest Markets"

"Alkaline Water Co. Meets Growing Demand by Adding Co-packer UNIX in Southern California"

"Alkaline Water Co. Available Now at H-E-B, Latest Store Launch in San Antonio, TX"

www.alkaline88.com

www.thealkalinewaterco.com

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